Certifications

I, Lee P. Munder, certify that:

1. I have reviewed this report on Form N-SAR of LMCG Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: October 30, 2002

/s/ Lee P. Munder
Lee P. Munder
Chairman


I, Kenneth L. Swan, certify that:

1. I have reviewed this report on Form N-SAR of LMCG Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: October 30, 2002

/s/ Kenneth L. Swan
Kenneth L. Swan
President

I, Lee P. Munder, certify that:

1. I have reviewed this report on Form N-SAR of LMCG Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of,and for, the periods presented in this report.

Date: October 30, 2002

/s/ Terry H. Gardner
Terry H. Gardner
Vice President, Chief Financial Officer, Treasurer and Secretary